	MONTHLY PAYMENT STATEMENT TO NOTEHOLDERS

	HSBC Home Equity Loan Trust 2005-3

	Payment Number	2
	Beginning Date of Collection Period	01-Nov-05
	End Date of Collection Period	30-Nov-05
	Payment Date	20-Dec-05
	Previous Payment Date	21-Nov-05

	Funds Disbursement
	Collected Funds	41,565,739.08
	Available Payment Amount	41,565,739.08
	Principal Collections	35,338,226.04
	Net Interest Collections	6,227,513.04
	Principal recoveries	0.00
	Servicing fee	391,701.57
	Skip-A-Pay Advance	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	41,565,739.08
	Interest Paid to Notes	2,661,406.66
	Principal Paid to Notes	35,338,226.04
	Ownership Interest - pursuant to Section 5.01 (a) (xiii)	3,174,404.81
	Servicing Fee (to Master Servicer)	391,701.57

	Pool Balance
	Beginning Pool Balance	940,083,758.38
	Principal Collections (including repurchases)	35,338,226.04
	Additional Principal Reduction Amount	0.00
	Ending Pool Balance	904,745,532.34

	Collateral Performance
	Cash yield (% of beginning balance, annualized)	7.95%
	Loss rate (net of principal recoveries; % of beginning balance)	0.00%
	Net yield	7.95%
	Realized Losses	-
	Cumulative Realized Losses	-
	Cumulative Loss Percentage	0.00%
	Delinquent Loans:
	One payment principal balance of loans	4,151,910.23
	One payment number of loans	39
	Two payments principal balance of loans	0.00
	Two payments number of loans	-
	Three-payments plus principal balance of loans	0.00
	Three-payments plus number of loans	-
	Two Payment-Plus Delinquency Percentage (for related Collection Period)	0.00%
	Two Payment-Plus Rolling Average (for such Payment Date)	0.00%

	Home Equity Loan Detail
	Number of loans purchased or susbstituted pursuant to Section 2.02	-
	Principal balance of loans purchased or susbstituted pursuant to Section 2.02	-
	Number of loans purchased or substituted pursuant to Section 2.04	-
	Principal balance of loans purchased or substituted pursuant to Section 2.04	-
	Number of loans purchased or substituted pursuant to Section 3.01	-
	Principal balance of loans purchased or substituted pursuant to Section 3.01	-
	Substitution Adjustment Amounts	-

	Number outstanding beginning of period	8,185
	Number outstanding end of period	7,911
	Principal balance of all REO as of the end of the Collection Period	-
	Number of loans that went into REO during the Collection Period	-
	Principal balance of loans that went into REO during the Collection Period	0.00
	Unpaid Servicing Fee from previous Collection Periods	0.00

	Overcollateralization
	Begin OC Amount	200,035,012.69
	OC Release Amount	0.00
	Extra Principal Payment Amount	-
	Class A-1 Extra Principal Payment Amount Paid	-
	Class A-2 Extra Principal Payment Amount Paid	-
	Class M-1 Extra Principal Payment Amount Paid	-
	Class M-2 Extra Principal Payment Amount Paid	-
	End OC Amount	200,035,012.69

	Target OC Amount	200,035,012.69
	Interim OC Amount	200,035,012.69
	Interim OC Deficiency	-

	Monthly Excess Cashflow	3,174,404.81
	Principal Payment Amount	35,338,226.04
	Class A-1 Principal Payment Amount	21,517,255.65
	Class A-2 Principal Payment Amount	5,375,327.97
	Class M-1 Principal Payment Amount	4,666,969.07
	Class M-2 Principal Payment Amount	3,778,673.35
	Principal Collections	35,338,226.04
	OC Release Amount	-

	Other
	Stepdown	No
	Trigger Event	No
	Master Servicer Termination Event	No
	Event of Default	No
	Total Note Principal Amount divided by Total Original Note Principal Amount	90.84%
	EOP Note Principal Amount divided by Original Note Principal Amount <15%	No

	Interest Calculations
	1 month LIBOR	4.15938%
	Class A-1 Formula Rate (1-mo. Libor plus 26 bps)	4.41938%
	Class A-1 Note Rate	4.41938%
	Class A-2 Formula Rate (1-mo. Libor plus 29 bps)	4.44938%
	Class A-2 Note Rate	4.44938%
	Class M-1 Formula Rate (1-mo. Libor plus 42 bps)	4.57938%
	Class M-1 Note Rate	4.57938%
	Class M-2 Formula Rate (1-mo. Libor plus 44 bps)	4.59938%
	Class M-2 Note Rate	4.59938%

	Available Funds Cap	8.23903%

	Class A-1 Noteholder's Statement

	A. Information on Payments
	1. Total Payments per $1,000	48.949844
	2. Principal Payment per $1,000	45.553627
	3. Interest Payment per $1,000	3.396217

	B. Calculation of Class A-1 Interest Due & Paid
	1. Class A-1 Note Rate	4.41938000%
	2. Days in Accrual Period	29

	3. Class A-1 Interest Due	1,604,202.93
	4. Class A-1 Interest Paid	1,604,202.93
	5. Class A-1 Interest Carry Forward Amount Paid	-
	6. Class A-1 Supplemental Interest Amount Paid	-

	7. Class A-1 Unpaid Interest Carry Forward Amount, EOP	-
	8. Class A-1 Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class A-1 Principal Due & Paid
	1. Class A-1 Note Principal Amount, BOP	450,611,698.39
	2. Class A-1 Principal Due	21,517,255.65
	3. Class A-1 Principal Paid	21,517,255.65
	5. Class A-1 Principal Carry Forward Amount Paid	-
	6. Class A-1 unpaid Principal Carry Forward Amount	-
	7. Class A-1 Note Principal Amount, EOP	429,094,442.74

	8. Class A-1 Note Principal Amount as a % of Original Class A Note Principal Amount, EOP	0.9084248
	9. Class A-1 Note Principal Amount as a % of the Pool Balance, EOP	0.4742709

	Class A-2 Noteholder's Statement

	A. Information on Payments
	1. Total Payments per $1,000	48.972898
	2. Principal Payment per $1,000	45.553627
	3. Interest Payment per $1,000	3.419271

	B. Calculation of Class A-2 Interest Due & Paid
	1. Class A-2 Note Rate	4.44938000%
	2. Days in Accrual Period	29

	3. Class A-2 Interest Due	403,473.99
	4. Class A-2 Interest Paid	403,473.99
	5. Class A-2 Interest Carry Forward Amount Paid	-
	6. Class A-2 Supplemental Interest Amount Paid	-

	7. Class A-2 Unpaid Interest Carry Forward Amount, EOP	-
	8. Class A-2 Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class A-2 Principal Due & Paid
	1. Class A-2 Note Principal Amount, BOP	112,569,451.48
	2. Class A-2 Principal Due	5,375,327.97
	3. Class A-2 Principal Paid	5,375,327.97
	4. Class A-2 Principal Carry Forward Amount Paid	-
	5. Class A-2 Unpaid Principal Carry Forward Amount	-
	6. Class A-2 Note Principal Amount, EOP	107,194,123.51

	7. Class A-2 Note Principal Amount as a % of Original Class M Note Principal Amount, EOP	0.9084248
	8. Class A-2 Note Principal Amount as a % of the Pool Balance, EOP	0.1184799

	Class M-1 Noteholder's Statement

	A. Information on Payments
	1. Total Payments per $1,000	49.072801
	2. Principal Payment per $1,000	45.553627
	3. Interest Payment per $1,000	3.519174

	B. Calculation of Class M-1 Interest Due & Paid
	1. Class M-1 Note Rate	4.57938000%
	2. Days in Accrual Period	29

	3. Class M-1 Interest Due	360,539.36
	4. Class M-1 Interest Paid	360,539.36
	5. Class M-1 Interest Carry Forward Amount Paid	-
	6. Class M-1 Supplemental Interest Amount Paid	-

	7. Class M-1 Unpaid Interest Carry Forward Amount, EOP	-
	8. Class M-1 Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class M-1 Principal Due & Paid
	1. Class M-1 Note Principal Amount, BOP	97,735,087.34
	2. Class M-1 Principal Due	4,666,969.07
	3. Class M-1 Principal Paid	4,666,969.07
	5. Class M-1 Principal Carry Forward Amount Paid	-
	6. Class M-1 unpaid Principal Carry Forward Amount	-
	7. Class M-1 Note Principal Amount, EOP	93,068,118.27

	8. Class M-1 Note Principal Amount as a % of Original Class A Note Principal Amount, EOP	0.9084248
	9. Class M-1 Note Principal Amount as a % of the Pool Balance, EOP	0.1028666

	Class M-2 Noteholder's Statement

	A. Information on Payments
	1. Total Payments per $1,000	49.088170
	2. Principal Payment per $1,000	45.553627
	3. Interest Payment per $1,000	3.534543

	B. Calculation of Class M-2 Interest Due & Paid
	1. Class M-2 Note Rate	4.59938000%
	2. Days in Accrual Period	29

	3. Class M-2 Interest Due	293,190.38
	4. Class M-2 Interest Paid	293,190.38
	5. Class M-2 Interest Carry Forward Amount Paid	-
	6. Class M-2 Supplemental Interest Amount Paid	-

	7. Class M-2 Unpaid Interest Carry Forward Amount, EOP	-
	8. Class M-2 Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class M-2 Principal Due & Paid
	1. Class M-2 Note Principal Amount, BOP	79,132,508.48
	2. Class M-2 Principal Due	3,778,673.35
	3. Class M-2 Principal Paid	3,778,673.35
	4. Class M-2 Principal Carry Forward Amount Paid	-
	5. Class M-2 Unpaid Principal Carry Forward Amount	-
	6. Class M-2 Note Principal Amount, EOP	75,353,835.13

	7. Class M-2 Note Principal Amount as a % of Original Class M Note Principal Amount, EOP	0.9084248
	8. Class M-2 Note Principal Amount as a % of the Pool Balance, EOP	0.0832873

	HSBC FINANCE CORPORATION
	HSBC HOME EQUITY LOAN TRUST 2005-3

The undersigned, a duly authorized representative of HSBC Finance Corporation, as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of November 9, 2005 (the "Sales and Servicing Agreement"), by and among
HSBC Home Equity Loan Corporation I, as Depositor, the Master Servicer,
U.S. Bank National Association, as Indenture Trustee, HSBC Bank USA, National
Association, as Administrator, and HSBC Home Equity Loan Trust 2005-3, the
Trust, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Servicing Certificate shall have the respective
	meanings set forth in the Sales and Servicing Agreement.

2	HSBC Finance Corporation is, as of the date hereof, the Master
	Servicer under the Sales and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Payment Date occurring on December 20, 2005

5	As of the date hereof, to the best knowledge of the undersigned, the Master
	Servicer has performed in all material respects all its obligations under the
	Sales and Servicing Agreement through the Collection Period preceding such
	Payment Date and that, except as may be noted on the Servicing Certificate
	related to a Trigger Event, no Master Servicer Termination has occurred
	since the prior Determination Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 15th day of December, 2005.

HSBC FINANCE CORPORATION
as Master Servicer

By: /s/ J. A. Bevacqua
Title: Servicing Officer